UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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BlackRock Pacific Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK PACIFIC FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

[            ], 2017

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of BlackRock Pacific Fund, Inc. (the “Fund”), to be held on Friday, June 23, 2017 at 3:00 p.m. (Eastern time) at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 (the “Meeting”). You have received this letter because you were a shareholder of record of the Fund on April 26, 2017.

The purpose of the Meeting is to seek shareholder approval of the proposals described in the enclosed proxy statement. As described in more detail in the enclosed proxy statement, shareholders of the Fund are being asked to approve a change in the Fund’s investment objective, to approve the amendment, addition or elimination of certain of the Fund’s fundamental investment restrictions and to transact such other business as permitted by applicable law and as may properly come before the Meeting.

At the Meeting, shareholders will be asked to approve a change in the Fund’s investment objective from “to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India” to “to seek to maximize total return” and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund (the “Board”) without shareholder approval upon prior notice to shareholders. Unlike the current investment objective of the Fund, which is a fundamental policy of the Fund and may only be changed with shareholder approval, the proposed investment objective of the Fund would be a non-fundamental policy that may be changed by the Board in the future without shareholder approval upon prior notice to shareholders.

The proposed change to the Fund’s investment objective is being made in conjunction with certain other changes regarding the Fund that are not subject to shareholder approval. As more fully discussed in the enclosed proxy statement, the Board recently approved a change to the name of the Fund to “BlackRock Asian Dragon Fund, Inc.,” as well as certain changes to the Fund’s principal investment strategies. In addition, the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance will also change. If the change to the Fund’s investment objective is approved by Fund shareholders, these changes will become effective as soon as practicable after such shareholder approval is obtained. If the change to the Fund’s investment objective is not approved by Fund shareholders, these changes will not be implemented.

Shareholders of the Fund are also being asked to approve the amendment, addition or elimination of certain of the Fund’s fundamental investment restrictions. In order to change investment restrictions that are fundamental, the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires shareholder approval. The proposed changes to the fundamental investment restrictions of the Fund are intended to provide the Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment, to add a fundamental investment restriction for clarity and to eliminate a fundamental investment restriction that is not required by the Investment Company Act. Additionally, certain of the proposed changes to the fundamental investment restrictions of the Fund (in conjunction with the elimination of a non-fundamental investment restriction, which does not require shareholder approval) will allow the Fund to participate in an interfund lending program, which is described in greater detail in the enclosed proxy statement.

The Board has approved and recommends that you vote “FOR” each of the proposals. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the proposals.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instructions form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at [            ].

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

BLACKROCK PACIFIC FUND, INC.

100 Bellevue Parkway, Wilmington, Delaware 19809

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for BlackRock Pacific Fund, Inc. (the “Fund”), for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this proxy statement?

A.	A special meeting of shareholders of the Fund (the “Meeting”) will be held on Friday, June 23, 2017 at 3:00 p.m. (Eastern time) at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 (the “Meeting”). The enclosed proxy statement describes proposals to make certain changes to the Fund’s investment objective and fundamental investment restrictions that will be voted on at the Meeting. As a shareholder of the Fund as of the close of business on April 26, 2017 (the “Record Date”), you are entitled to notice of and to vote at the Meeting with respect to the proposals.

Q.	What am I being asked to vote “FOR” in the proxy statement?

A.	As a shareholder of the Fund, you are being asked to approve a change in the Fund’s investment objective from “to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India” to “to seek to maximize total return” and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund (the “Board”) without shareholder approval upon prior notice to shareholders (“Proposal 1”). The Fund’s current investment objective is a fundamental policy of the Fund, which means that any change to the Fund’s current investment objective is subject to shareholder approval. The proposed investment objective of the Fund would be non-fundamental, which means that any future change to the Fund’s investment objective may be made by the Board without shareholder approval upon prior notice to shareholders. A vote in favor of Proposal 1 also constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund.

In addition, you are being asked to approve the amendment, addition or elimination of certain of the Fund’s fundamental investment restrictions (collectively, “Proposal 2”). In order to change, add or eliminate investment restrictions that are fundamental, the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires shareholder approval.

Q.	Why is the Board recommending that the Fund’s investment objective be amended?

A.	BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, and the Board have reviewed the Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies. Currently, under the Fund’s principal investment strategies, the Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders. The Fund currently considers a company to be located in a Far Eastern or Western Pacific country if: (i) it is legally organized in a Far Eastern or Western Pacific country; (ii) the primary trading market for its securities is located in a Far Eastern or Western Pacific country; or (iii) at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Far Eastern or Western Pacific countries during one of the last two fiscal years.

BlackRock and the Board have determined that it is appropriate and advantageous to change the principal investment strategies of the Fund so that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. This proposed investment policy would be non-fundamental and could be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. The Fund will consider a company to be located in Asia, excluding Japan, if: (i) it is legally organized in Asia, excluding Japan; (ii) the primary trading market for its securities is located in Asia, excluding Japan; or (iii) at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Asia, excluding Japan, during one of the last two fiscal years. The Board has also considered the performance of another BlackRock-advised fund with substantially similar investment strategies.

BlackRock and the Board believe that the Fund’s current investment objective is inconsistent with the proposed investment strategies of the Fund. The Fund’s current investment objective includes investments in equity securities of corporations located in Japan, which are not included under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for the Fund to take advantage of and respond to market developments and trends, the Board recommends amending the Fund’s investment objective so that it is “to seek to maximize total return.”

In addition, the proposed investment objective of the Fund would be non-fundamental, which means that any future changes to the Fund’s investment objective may be made by the Board without shareholder approval upon prior notice to shareholders. Fund management expects that these changes will provide greater flexibility in portfolio management.

Q.	Why is the Board recommending that certain of the Fund’s fundamental investment restrictions be amended, added or eliminated?

A.	With respect to Proposal 2, the proposed changes to the fundamental investment restrictions of the Fund are intended to provide the Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment, to add a fundamental investment restriction for clarity and to eliminate a fundamental investment restriction that is not required by the Investment Company Act. Additionally, certain of the proposed changes to the fundamental investment restrictions of the Fund (in conjunction with the elimination of a non-fundamental investment restriction, which does not require shareholder approval) will allow the Fund to borrow and lend through an interfund lending program (the “Interfund Lending Program”), which is described in greater detail in the enclosed proxy statement. The Board has reviewed the potential benefits and possible additional risk to the Fund of participating in the Interfund Lending Program and has concluded, based on the recommendation of management, that the flexibility to participate would be in the best interests of the Fund. The Board believes that borrowing through the Interfund Lending Program could provide the Fund access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts. The Board also believes that lending through the Interfund Lending Program could allow the Fund to access short-term cash loans that would earn interest at a rate higher than the Fund otherwise would obtain from investing its cash in repurchase agreements or other short-term money market instruments.

Q.	Did the Board approve any other changes for the Fund?

A.	Yes. The Fund currently has a non-fundamental investment restriction which prohibits the Fund from changing its policy of investing at least 80% of its assets, under normal circumstances, primarily in equity securities (as defined in the Fund’s prospectus), of companies located in Far Eastern or Western Pacific countries without 60 days’ prior written notice to shareholders. As this restriction is a non-fundamental investment restriction of the Fund, it may be changed by the Board without shareholder approval. The Board has approved eliminating this non-fundamental investment restriction.

If the shareholders approve Proposal 1, it is the intention of the Board to rename the Fund “BlackRock Asian Dragon Fund, Inc.” In conjunction with the name and strategy changes, the portfolio management team and the benchmark index will also change. The benchmark index will change from the MSCI All Country Asia Pacific Index to the MSCI AC Asia ex Japan Index.

The Board has also reviewed the non-fundamental investment restrictions of the Fund, and has approved amending and eliminating certain of these restrictions, which does not require shareholder approval.

Q.	What will happen if shareholders do not approve the proposals?

A.	If Proposal 1 is not approved, the Fund’s investment objective will not change and the Fund will continue to be managed in accordance with its current stated investment objective. The investment objective of the Fund will continue to be a fundamental policy and any future changes to the investment objective will continue to require shareholder approval. In addition, the changes discussed above to the Fund’s name, principal investment strategies, portfolio management team and benchmark index will not take effect if Proposal 1 is not approved because certain of these changes are incompatible with the Fund’s current investment objective. In the event that Proposal 1 is not approved by Fund shareholders, BlackRock and the Board may determine to make other changes to the investment strategies of the Fund that are compatible with its current investment objective and do not require shareholder approval.

If shareholders do not approve a proposed change to a fundamental investment restriction in Proposal 2, the applicable current investment restriction will remain in effect.

Q.	How does the Board suggest I vote in connection with the proposals?

A.	The proposals cannot be effected without shareholder approval. The Board has approved the proposals. The Board believes the proposals are in the best interests of the Fund and the Fund’s shareholders and recommends that you vote “FOR” each of the proposals.

Q.	Who may vote on the proposals?

A.	Any person who owned shares of the Fund on the Record Date is entitled to vote on the proposals. With respect to each proposal, you may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	Will my vote make a difference?

A.	Yes. Your vote is very important and can make a difference in the management of the Fund, no matter how many shares you own. If many shareholders fail to vote, the Fund may not receive enough votes to hold the Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the Board.

Q.	Who is paying for preparation, printing and mailing of the proxy statement and the solicitation of proxies?

A.	It is anticipated that the total expenses of preparing, printing and mailing the proxy statement, and soliciting and tabulating proxies will be approximately $186,100, which will be paid by the Fund.

Q.	How do I vote my shares?

A.	You may cast your vote by phone, Internet or mail or in person at the Meeting of the Fund. To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Meeting, please complete each proxy card you receive and bring it to the Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a registered shareholder of the Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, as well as proof of ownership of Fund shares, such as a copy of your proxy card.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.

Whichever voting method you choose, please take the time to read the full text of the enclosed proxy statement before you vote.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at [ ].

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK PACIFIC FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BlackRock Pacific Fund, Inc. (the “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Friday, June 23, 2017 at 3:00 p.m. (Eastern time) (the “Meeting”), to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), as more fully described in the accompanying proxy statement.

PROPOSAL 1.	To approve a change in the investment objective of the Fund and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.

PROPOSAL 2.	To approve the amendment, addition or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	A.	To amend the fundamental investment restriction regarding concentration.

	B.	To amend the fundamental investment restriction regarding borrowing.

	C.	To amend the fundamental investment restriction regarding the issuance of senior securities.

	D.	To amend the fundamental investment restriction regarding investing in real estate.

	E.	To amend the fundamental investment restriction regarding underwriting.

	F.	To amend the fundamental investment restriction regarding investing in commodities.

	G.	To amend the fundamental investment restriction regarding lending.

	H.	To add a fundamental investment restriction regarding diversification.

	I.	To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.

Shareholders of record of the Fund as of the close of business on April 26, 2017 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

After careful consideration, the Board of Directors of the Fund recommends that you vote “FOR” each of the Proposals.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at [            ].

By order of the Board of Directors,

Benjamin Archibald

Secretary of BlackRock Pacific Fund, Inc.

[                        ], 2017

PROPOSAL 1 – TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF THE FUND THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF THE FUND WITHOUT SHAREHOLDER APPROVAL.	3

PROPOSALS 2.A. THROUGH 2.I. – TO AMEND, ADD OR ELIMINATE CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS.	7

Background	7

Proposal 2.A. – To Amend the Fundamental Investment Restriction Regarding Concentration.	7

Proposal 2.B. – To Amend the Fundamental Investment Restriction Regarding Borrowing.	8

Proposal 2.C. – To Amend the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.	9

Proposal 2.D. – To Amend the Fundamental Investment Restriction Regarding Investing in Real Estate.	10

Proposal 2.E. – To Amend the Fundamental Investment Restriction Regarding Underwriting.	11

Proposal 2.F. – To Amend the Fundamental Investment Restriction Regarding Investing in Commodities.	11

Proposal 2.G. – To Amend the Fundamental Investment Restriction Regarding Lending.	12

Proposal 2.H. – To Add a Fundamental Investment Restriction Regarding Diversification.	13

Proposal 2.I. – To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.	13

VOTE REQUIRED AND MANNER OF VOTING PROXIES	15

ADDITIONAL INFORMATION	16

Investment Adviser and Principal Underwriter	16

Voting Rights	16

Share and Class Information	16

Ownership Information	16

Expenses and Methods of Proxy Solicitation	16

Shareholder Meetings	17

Shareholder Proposals	17

Communications with the Board	17

General	17

APPENDIX A	A-1

APPENDIX B	B-1

BLACKROCK PACIFIC FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

SPECIAL MEETING OF SHAREHOLDERS

JUNE 23, 2017

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of BlackRock Pacific Fund, Inc. (the “Fund”). The proxies will be voted at the special meeting of shareholders of the Fund (the “Meeting”) and at any and all adjournments or postponements thereof. The Meeting will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Friday, June 23, 2017 at 3:00 p.m. (Eastern time) for the purpose of voting on the Proposals described in this Proxy Statement.

The Fund is organized as a Maryland corporation and is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Board has fixed the close of business on April 26, 2017 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Distribution to Fund shareholders of this Proxy Statement and the accompanying materials will commence on or about [May 11], 2017.

If you do not expect to be present at the Meeting, please vote your proxy in accordance with the instructions included on the enclosed proxy card. Even if you plan to attend the Meeting, please sign, date and return the proxy card (or voting instruction form) you receive or provide voting instructions by telephone or over the Internet. If you provide voting instructions by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card (or voting instruction form). This code is designed to confirm your identity, provide access into the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments or postponements thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute a proxy or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more Proposals at any time before a vote is taken on such Proposal(s) by filing with the Fund a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet, or by attending the Meeting and voting in person. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

If you are a registered shareholder of the Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of the Fund (that is, if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.

Copies of the Fund’s annual and semi-annual reports are available on BlackRock’s website at www.blackrock.com and the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. In addition, the Fund will furnish, without charge, a copy of the Fund’s annual report and a copy of its most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Such requests should be directed to the Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at 1-800-441-7762.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 23, 2017. The Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy card are available on the Internet at [            ]. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

The Board has approved and recommends that you vote “FOR” each of the Proposals.

PROPOSAL 1 — TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF THE FUND THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF THE FUND WITHOUT SHAREHOLDER APPROVAL.

The prospectus of the Fund states that the investment objective of the Fund is “to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.” This investment objective is currently fundamental, which means that it may not be changed without shareholder approval.

The Board is proposing that the Fund amend its investment objective from the objective as stated above to “to seek to maximize total return,” and change its investment objective to a non-fundamental policy that may be changed by the Board without shareholder approval upon prior notice to shareholders.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
The investment objective of the Fund is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.	The investment objective of the Fund is to seek to maximize total return.

A vote in favor of Proposal 1 also constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund. As a non-fundamental policy of the Fund, any future changes to the investment objective may be made by the Board without shareholder approval upon prior notice to shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to shareholder approval. Changing the Fund’s investment objective to a non-fundamental policy of the Fund would give the Board more flexibility to make appropriate changes to the Fund’s investment objective in a timely manner without having to incur the cost of soliciting and obtaining shareholder approval.

BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, and the Board have reviewed the Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies. Currently, under the Fund’s principal investment strategies, the Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders. The Fund currently considers a company to be located in a Far Eastern or Western Pacific country if: (i) it is legally organized in a Far Eastern or Western Pacific country; (ii) the primary trading market for its securities is located in a Far Eastern or Western Pacific country; or (iii) at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Far Eastern or Western Pacific countries during one of the last two fiscal years.

BlackRock and the Board have determined that it is appropriate and advantageous to change the principal investment strategies of the Fund so that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. This proposed investment policy would be non-fundamental and could be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. The Fund will consider a company to be located in Asia, excluding Japan, if: (i) it is legally organized in Asia, excluding Japan; (ii) the primary trading market for its securities is located in Asia, excluding Japan; or (iii) at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Asia, excluding Japan, during one of the last two fiscal years. Fund management expects that these changes will provide greater flexibility in portfolio management. The Board has also considered the performance of another BlackRock-advised fund with substantially similar investment strategies.

This change in the Fund’s principal investment strategies necessitates certain changes to the Fund’s investment objective, which BlackRock and the Board believe is inconsistent with the proposed investment strategies. The Fund’s current investment objective includes investments in equity securities of corporations domiciled in Japan, which are not included under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for the Fund to take advantage of and respond to market developments and trends, the Board recommends amending the Fund’s investment objective so that it is “to seek to maximize total return.”

If Proposal 1 is approved, the Fund will pursue the proposed investment strategies described above. Equity securities of corporations located in Japan would no longer be included as part of the principal investment strategies of the Fund. In addition, the proposed investment objective of the Fund would be non-fundamental, which means that any future changes to the Fund’s investment objective may be made by the Board without shareholder approval upon prior notice to shareholders.

The Fund currently has a non-fundamental investment restriction which prohibits the Fund from changing its policy of investing at least 80% of its assets, under normal circumstances, primarily in equity securities (as defined in the Fund’s prospectus), of companies located in Far Eastern or Western Pacific countries without 60 days’ prior written notice to shareholders. As this restriction is a non-fundamental investment restriction of the Fund, it may be changed by the Board without shareholder approval. The Board has approved eliminating this non-fundamental investment restriction.

If the shareholders approve Proposal 1, it is the intention of the Board to rename the Fund “BlackRock Asian Dragon Fund, Inc.” In conjunction with the name and strategy changes, the portfolio management team and the benchmark index will also change. The benchmark index will change from the MSCI All Country Asia Pacific Index to the MSCI AC Asia ex Japan Index.

The specific changes to the name, principal investment strategies, portfolio management team and benchmark index of the Fund are set out in the following table:

	Current	Proposed
Name	BlackRock Pacific Fund, Inc.	BlackRock Asian Dragon Fund, Inc.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund seeks to focus its investments in common stock and convertible securities.

The Fund considers a company to be located in a Far Eastern or Western Pacific country if:

•  it is legally organized in a Far Eastern or Western Pacific country;

•  the primary trading market for its securities is located in a Far Eastern or Western Pacific country; or

•  at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Far Eastern or Western Pacific countries during one of the last two fiscal years.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund seeks to focus its investments in common stock and convertible securities.

The Fund considers a company to be located in Asia, excluding Japan, if:

•  it is legally organized in Asia, excluding Japan;

•  the primary trading market for its securities is located in Asia, excluding Japan; or

•  at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Asia, excluding Japan, during one of the last two fiscal years.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Benchmark	MSCI All Country Asia Pacific Index	MSCI AC Asia ex Japan Index

Portfolio Managers	Andrew Swan and Oisin Crawley	Andrew Swan

If the proposed change in the investment objective of the Fund is approved by Fund shareholders at the Meeting, the prospectus and statement of additional information of the Fund will be revised, as appropriate, to reflect the change in the investment objective (which includes changing the objective from fundamental to non-fundamental), as well as the other changes described above. All of such changes would take effect as soon as practicable following the Meeting.

In the event that Proposal 1 is not approved by the shareholders of the Fund, the Fund’s investment objective will not change and the Fund will continue to be managed in accordance with its current stated investment objective. The investment objective of the Fund will continue to be a fundamental policy and any future changes to the investment objective will continue to require shareholder approval. In addition, the changes discussed above to the name, principal investment strategies, portfolio management team and benchmark index of the Fund will not take effect if Proposal 1 is not approved because certain of these changes are incompatible with the current investment objective of the Fund. In the event that Proposal 1 is not approved by Fund shareholders, BlackRock and the Board may determine to make other changes to the investment strategies of the Fund that are compatible with its current investment objective and do not require shareholder approval.

A supplement to the Fund’s prospectus, dated March 28, 2017 (the “Supplement”), has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is available on BlackRock’s website at www.blackrock.com. The Supplement, which includes further details regarding all of the changes to the Fund discussed above (subject to shareholder approval of Proposal 1) may be obtained free of charge by calling (800) 441-7762.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSALS 2.A. THROUGH 2.I. — TO AMEND, ADD OR ELIMINATE CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS.

Background

The Investment Company Act requires a registered investment company, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Fund that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Fund.

Changes to the fundamental investment policies of the Fund as proposed in Proposal 2 are intended to benefit the Fund and its shareholders in the following ways: (i) each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

These Proposals are intended to update the fundamental investment policies of the Fund as set forth below by amending, adding or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on each Proposal. No Proposal to amend, add or eliminate any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Fund’s fundamental investment policies will be amended, added or eliminated while others will not. If shareholders do not approve a Proposal, the current investment policy contained in that Proposal will remain in effect. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable. A list of the fundamental investment restrictions that will apply to the Fund if each Proposal is approved by shareholders appears in Appendix A.

While Proposal 2 is intended to, among other things, provide BlackRock with greater flexibility in managing the portfolio of the Fund, the Fund would continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies. The Board has also reviewed the non-fundamental investment restrictions of the Fund, and has approved amending and eliminating certain of these restrictions, which does not require shareholder approval.

Proposal 2.A. — To Amend the Fundamental Investment Restriction Regarding Concentration.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding concentration.

Under its current investment restriction, the Fund may not “invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).”

The proposed investment restriction of the Fund would state that the Fund may not “concentrate its investments in a particular industry, as that term is used in the Investment Company Act.”

Rationale

While the Investment Company Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The current investment restriction of the Fund relating to concentration reflects the 25% test noted above that is the SEC’s current interpretation of concentration. If this interpretation were to change, the Fund would not be able to change its concentration policy without seeking shareholder approval. The proposed investment restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be interpreted from time to time.

Proposal 2.B. — To Amend the Fundamental Investment Restriction Regarding Borrowing.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing.

Under its current investment restriction, the Fund may not “borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.”

The proposed investment restriction of the Fund would state that the Fund may not “borrow money, except as permitted under the Investment Company Act.”

Rationale

All mutual funds are required to have a fundamental policy regarding the borrowing of money. The Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. The Fund has received an exemptive order from the SEC (the “IFL Order”), as further described below, that permits it to borrow from BlackRock-advised Funds (as defined below), which are not banks, to the limited extent necessary to implement the Interfund Lending Program (as defined below) to the extent consistent with the Fund’s investment restrictions and policies and subject to compliance with the conditions of the IFL Order. To limit the risks attendant to borrowing, the Investment Company Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the Investment Company Act restrictions.

Given the current limitations on borrowing set out in the Investment Company Act, the proposed investment restriction is substantially similar to the current investment restriction in the flexibility it provides to the Fund with respect to borrowing. However, the proposed investment restriction would allow for greater flexibility with respect to borrowing to the extent the Investment Company Act, including guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority, provides such greater flexibility in the future. In addition, the proposed investment restriction is consistent with the restriction regarding borrowing of certain other funds advised by BlackRock.

Additionally, pursuant to the IFL Order, the Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to borrow money from certain other funds advised by BlackRock or BlackRock Fund Advisors (“BFA”) or any successor thereto or an investment adviser controlling, controlled by, or under common control with BlackRock or BFA or any successor thereto (“BlackRock-advised Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Fund may borrow money for temporary purposes directly from certain other BlackRock-advised Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Under the Fund’s current fundamental investment restriction regarding borrowing, the Fund’s ability to borrow from non-banks is limited to (i) borrowings up to 5% of its total assets for temporary purposes and (ii) borrowings to obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, each of which would limit the Fund’s ability to borrow under the Interfund Lending Program in certain circumstances. Under the proposed investment restriction, the Fund would be able to conduct all borrowing up to the prescribed limits under the Investment Company Act through the Interfund Lending Program, which the Board believes could provide the Fund access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts.

The Fund is also currently subject to a separate non-fundamental investment restriction regarding borrowing, which prohibits the Fund from borrowing amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. Under this non-fundamental investment restriction, the Fund is prohibited from borrowing through the Interfund Lending Program. The Board has approved the elimination of this non-fundamental investment restriction, which does not require shareholder approval. Elimination of this non-fundamental investment restrictions is not contingent upon the approval of Proposal 2.B.

Proposal 2.C. — To Amend the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities.

Under its current investment restriction, the Fund may not “issue senior securities to the extent such issuance would violate applicable law.”

The proposed investment restriction of the Fund would state that the Fund may not “issue senior securities to the extent such issuance would violate the Investment Company Act.”

Rationale

All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The Investment Company Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

The sole change in the proposed investment restriction is reference to the “Investment Company Act,” rather than “applicable law.” This change is intended to provide greater specificity as to any potential limitations on the Fund’s ability to issue senior securities.

Proposal 2.D. — To Amend the Fundamental Investment Restriction Regarding Investing in Real Estate.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate.

Under its current investment restriction, the Fund may not “purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.”

The proposed investment restriction of the Fund would state that the Fund may not “purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.”

Rationale

The Investment Company Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase (real estate may be considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, the Fund is not permitted to purchase or sell real estate, but to the extent permitted by applicable law, it may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. As a general rule, the Fund currently does not intend to purchase or sell real estate. However, the Fund wishes to preserve the flexibility to invest in certain real estate-related securities consistent with its investment objective and strategies. The proposed investment restriction would allow the Fund to invest in a potentially greater universe of real estate-related securities than the current investment restriction by permitting investments in securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business. In addition, the proposed investment restriction would permit the Fund to purchase and hold real estate as a result of the ownership of securities or other instruments.

Proposal 2.E. — To Amend the Fundamental Investment Restriction Regarding Underwriting.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting.

Under its current investment restriction, the Fund may not “underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.”

The proposed investment restriction of the Fund would state that the Fund may not “underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.”

Rationale

All mutual funds are required to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to engage in the business of underwriting securities within certain limits. Under its current investment restriction, the Fund is prohibited from underwriting securities issued by others, except to the extent that it is technically acting as an underwriter under the Securities Act in selling portfolio securities. The proposed investment restriction would permit the Fund to underwrite the securities of other issuers to the fullest extent permitted by applicable law, and thus would give the Fund greater flexibility to respond to future investment opportunities, subject to its investment objective and strategies.

The current investment restriction permits the Fund to sell portfolio securities even if it technically may be deemed an underwriter under the Securities Act. This exception refers to a technical provision of the Securities Act which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the proposed investment restriction would be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether it may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent the Fund invests in restricted securities.

Proposal 2.F. — To Amend the Fundamental Investment Restriction Regarding Investing in Commodities.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Under its current investment restriction, the Fund may not “purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.”

The proposed investment restriction of the Fund would state that the Fund may not “purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current investment restriction of the Fund requires that the Fund’s purchase and sale of commodities or contracts on commodities not cause it to have to register as a commodity pool operator (“CPO”) under the Commodity Exchange Act. Under the current rules of the Commodity Futures Trading Commission (“CFTC”), BlackRock, the Fund’s investment adviser, and not the Fund, would be the entity required to register as a CPO to the extent the Fund’s commodity investments exceeded certain thresholds. The proposed investment restriction removes the outdated reference to the Fund potentially being required to register as a CPO as a result of its commodity investments. BlackRock will register as a CPO with respect to the Fund if the Fund’s commodity investments require BlackRock to so register under applicable CFTC rules. The proposed investment restriction also references the “Investment Company Act,” rather than “applicable law,” to provide greater specificity as to any potential limitations on the Fund’s ability to purchase or sell commodities and commodity contracts.

Proposal 2.G. — To Amend the Fundamental Investment Restriction Regarding Lending.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending.

Under its current investment restriction, the Fund may not “make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and SAI, as they may be amended from time to time.”

The proposed investment restriction of the Fund would state that the Fund may not “make loans to the extent prohibited by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Fund’s current fundamental restriction regarding lending generally prohibits the making of loans, but specifies that investments in certain debt obligations, certificates of deposit, bankers’ acceptances, repurchase agreements and similar instruments and the lending of portfolio securities are not subject to the restriction. The proposed investment restriction will permit the

Fund to make loans, unless prohibited by the Investment Company Act, thus providing potentially greater flexibility.

The Fund is not permitted to lend through the Interfund Lending Program under its current investment restriction regarding lending, but would be permitted to lend through the Interfund Lending Program under the proposed investment restriction. Under the Interfund Lending Program, the Fund would be able to lend money for temporary purposes directly to certain other BlackRock-advised Funds. All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Board believes that the ability to borrow and lend between and among the BlackRock-advised Funds, subject to compliance policies and procedures designed to ensure compliance with the terms and conditions of the IFL Order, would benefit both the borrower and lender. The Board believes that short-term cash loans made directly to other BlackRock-advised Funds could earn interest at a rate higher than the Fund otherwise could obtain from investing its cash in repurchase agreements or certain other short-term money market instruments.

Proposal 2.H. — To Add a Fundamental Investment Restriction Regarding Diversification.

The Board has proposed that shareholders of the Fund approve the addition of a fundamental investment restriction regarding diversification.

The proposed investment restriction of the Fund would state that the Fund may not “make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.”

Rationale

The Fund is currently classified as diversified under the Investment Company Act. In order to be classified as diversified, the Fund is required to limit its investments so that at least 75% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer. In order to change from a diversified to a non-diversified company, the Investment Company Act requires shareholder approval.

While the Fund’s prospectus and statement of additional information both currently state that the Fund is classified as diversified, the Fund does not explicitly list a fundamental investment restriction stating that the Fund may not make any investment inconsistent with this status. The purpose of adding this fundamental investment restriction is to clarify that the Fund is restricted from making investments inconsistent with its status as a diversified investment company and that shareholder approval would be required to change to a non-diversified investment company.

Proposal 2.I. — To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management.

Under its current investment restriction, the Fund may not “make investments for the purpose of exercising control or management.”

Rationale

There is no requirement under the Investment Company Act that the Fund have a fundamental restriction on investing for the purpose of exercising control or management. The fundamental restriction was derived from state laws that have been preempted by the federal securities laws. In order to maximize the investment flexibility of the Fund, this restriction is proposed to be eliminated.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSALS 2.A. THROUGH 2.I.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders for the Fund is required to take action at the Meeting with respect to the Fund. For the Fund, a quorum consists of holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on a Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date.

The vote required for the approval of each Proposal is a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Board “FOR” approval of Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine Proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of the Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker or other financial institution of record how to vote your shares in favor of Proposal 1 and Proposal 2 in one of four ways:

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting in Person. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Meeting and vote in person. A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” Proposal 1 and Proposal 2.

ADDITIONAL INFORMATION

Investment Adviser and Principal Underwriter

BlackRock is the investment adviser to the Fund. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Investments, LLC (“BRIL”) acts as the distributor of the shares of the Fund. The principal business address of BRIL is 40 East 52nd Street, New York, New York 10022. The Fund does not have an administrator; however, BlackRock provides certain administrative services to the Fund.

Voting Rights

The close of business on April 26, 2017 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Share and Class Information

As of the Record Date, the Fund had shares outstanding as follows:

Investor A	Investor C	Institutional	Class R
[ ]	[ ]	[ ]	[ ]

Ownership Information

Set forth on Appendix B are persons who, to the knowledge of the Fund, beneficially owned more than five percent of the outstanding shares of the Fund as of the Record Date.

As of the Record Date, [no Director] of the Fund owned shares of the Fund.

Expenses and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $186,100. These expenses will be borne by the Fund.

The Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $133,100. Representatives of BlackRock and its affiliates may also solicit proxies.

Shareholder Meetings

The Fund generally is not required to hold annual meetings of shareholders, and the Fund currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the Investment Company Act or the Fund’s charter documents. The Bylaws of the Fund generally provide that a shareholder meeting may be called at any time by the Secretary of the Fund upon the request of a majority of the Directors of the Board or the President of the Fund and shall also be called by the Secretary of the Fund for any proper purpose upon written request of shareholders of the Fund holding in the aggregate not less than a majority of the outstanding shares of the Fund or class or series of shares having voting rights on the matter.

Shareholder Proposals

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809.

Communications with the Board

Shareholders of the Fund who wish to send communications to the Board or a specified Director should submit the communication in writing to the attention of the Secretary of the Fund at: 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Fund Secretary, identifying the correspondence as intended for the Board or a specified Director.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of BlackRock, 1 University Square Drive, Princeton, New Jersey 08540-6455, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card or voting instruction form, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Directors

Benjamin Archibald

Secretary of BlackRock Pacific Fund, Inc.

Dated: [            ], 2017

Appendix A

The following is a list of the fundamental investment restrictions that will apply to the Fund if shareholders vote “FOR” each Proposal in Proposal 2:

Under its fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

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Appendix B

5% Shareholder Ownership

As of the Record Date, to the best of the Fund’s knowledge, the following persons beneficially owned more than 5% of the outstanding shares of the noted class of the Fund’s shares:

Name	Address		Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned (Name of Class)
[ ]	[	]	[	]	[	]

B-1

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-[ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK PACIFIC FUND, INC. (the “Fund”)	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on April 26, 2017 at the special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on June 23, 2017 at 3:00 p.m., or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: [www.proxy-direct.com] VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date [CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ∎

		FOR	AGAINST	ABSTAIN
1.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve the amendment, addition or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

	G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

	H. To add a fundamental investment restriction regarding diversification.	☐	☐	☐

	I. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournments, postponements or delays thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

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